                           FIRST AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT
                            AND OTHER LOAN DOCUMENTS


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (the "Amendment"), dated as of May 28, 1997, is among VERITAS DGC INC., DIGICON GEOPHYSICAL CORP., VERITAS DGC LAND INC., DIGICON GEOPHYSICAL LIMITED, DIGICON EXPLORATION, LTD. and VERITAS ENERGY SERVICES PARTNERSHIP, as borrowers (collectively, "Borrowers," and each a "Borrower"), and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association as a bank (in such capacity, a "Bank," and together with each of the other banks or other lending institutions which is or which may become a signatory to the Agreement (as hereinafter defined), collectively the "Banks"), as issuing bank (in such capacity, together with its successors in such capacity, the "Issuing Bank"), and as agent for itself, the Issuing Bank and any other Banks (in such capacity, together with its successors in such capacity, the "Agent").

                                   RECITALS:

         A. The Borrowers, the Bank, the Issuing Bank and the Agent have entered into that certain Amended and Restated Credit Agreement (the "Agreement") dated as of October 21, 1996.

         B. Pursuant to the Agreement, Digicon (Malaysia) Sdn. Bhd, a company organized under the laws of the Federation of Malaysia ("Digicon ("Malaysia)") and Euroseis, Inc., a Delaware corporation ("Euroseis," and together with Digicon (Malaysia), collectively the "Guarantors," and each a "Guarantor") each executed a Guaranty (each a "Guaranty," and collectively the "Guaranties") dated as of October 21, 1996 which guaranteed to the Agent the payment and performance of the Obligations (as defined in the Agreement).

         C. The Borrowers, the Bank, the Issuing Bank and the Agent now desire to amend the Agreement as herein set forth.

         D.      Each Guarantor desires to consent to this Amendment.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                               ARTICLE ARTICLE I

                                  Definitions

         1       Definitions.   Capitalized terms used in this Amendment, to
the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                               ARTICLE ARTICLE II

                                   Amendments

         1       Amendment to Recitals.  The fifth paragraph of the Recitals to the Agreement is amended by deleting the reference to "$15,000,000" and inserting in lieu thereof a reference to "$25,000,000."

         2       Amendment to Definitions.

                 (a) The following definitions are added, in alphabetical order, to the Definitions contained in Appendix A to the Agreement:

                 "Consolidated Net Tangible Assets" has the meaning ascribed to such term in the Indenture.

                 "Indenture" means the Indenture dated October 23, 1996 between Veritas DGC and Fleet National Bank, a national banking association, as such Indenture existed on October 23, 1996, without taking into account any amendments, modifications thereof or supplements thereto, unless such amendment, modification or supplement has the effect of increasing the Maximum Bank Credit Amount, increasing the Permitted Subsidiary Indebtedness, or eliminating or reducing the restrictions containing in the Indenture with respect to incurring Indebtedness (as defined in the Indenture) to the Banks or securing such Indebtedness (as defined in the Indenture) to the Banks.

                 "Maximum Bank Credit Amount" has the meaning ascribed to such term in the Indenture.

                 "Permitted Subsidiary Indebtedness" has the meaning ascribed to such term in the Indenture.

                 "Restricted Subsidiary" has the meaning ascribed to such term in the Indenture.

                 "Rights Distribution Plan" means the Shareholder Rights Plan being presented to the shareholders of the Borrower at the Annual Meeting of Shareholders to be held on Wednesday, May 21, 1997, the principal terms, conditions and provisions of which are set out in an Executive Summary delivered to the Agent and its counsel on May 19, 1997 (which Executive Summary contains the terms, conditions and provisions to which the Agent and the Banks have consented).

                 "Secured Obligations" means (i) while the Indenture is in effect, the Obligations other than that portion of principal amount of the Obligations which exceeds, at the time of the determination thereof, the greater of (a) the greater of (1) 10% of Veritas DGC's Consolidated Net Tangible Assets, or (2) the Maximum Bank Credit Amount and (b) any less restrictive prohibition as may be found in the Indenture as a result of an amendment that would change the definition of Indenture found in this Agreement and
         (ii) after the termination of the Indenture, or after the elimination of the applicable restrictions therein contained regarding the granting of Liens by Restricted Subsidiaries to secure Indebtedness (as defined in the Indenture) to Banks and the incurrence of Indebtedness (as defined in the Indenture) to the Banks, the Obligations.

                 (b) The definition of "Eligible Domestic/Eligible Accounts" is amended by adding to the end of clause (s) thereof the words: "to secure the Secured Obligations."

         3       Amendment to Article IV.

         (a) The following is added to Section 4.10 prior to subsection (a) thereof:

                 Subject to the limitations set forth at Section 4.11, the Borrowers agree as follows:

         (b)     The following new Sections 4.11 and 4.12 are added to the
                 Agreement:

                 Section 4.11 Limitations on Joint and Several Liability for the Obligations. No Borrower other than Veritas DGC shall be liable for any Obligations in excess of the sum of (a) the Secured Obligations plus (b) the Permitted Subsidiary Indebtedness.

                 Section 4.12 Application of Payments. All principal payments shall first be applied to that principal portion of the Obligations that does not constitute Secured Obligations, but neither the Agent nor any Bank shall be required to keep any separate records in respect thereof, such agreement about application to apply automatically.

         4       Amendment to Section 6.1.  Section 6.1 is hereby amended by deleting the reference therein to "Obligations" and by inserting a reference to "Secured Obligations" in lieu thereof.

         5       Amendment to Section 10.4.  Section 10.4 is amended by adding at the end of the introductory clause thereof the words: "and except for the Rights Distribution Plan".

         6       Increase of Revolving Credit Commitment.  The reference to
"Revolving Credit Commitment: $15,000,000" opposite the signature line of the Bank in the Agreement is deleted and a reference to "Revolving Credit
Commitment: $25,000,000" is inserted in lieu thereof.

         7       Amendment to Exhibits.  Exhibit "A" and "D" to the Agreement
are deleted and Exhibits "A" and "D" attached hereto are substituted therefor, respectively.

         8       Amendment to Other Loan Documents.

                 (a) Each reference in the Loan Documents (other than the Agreement and the Guaranties) to "Obligations" is deleted and a reference to "Secured Obligations" is inserted in lieu thereof.

                 (b) Paragraph 1.(a) in each Guaranty is amended by adding the following after the first sentence thereof:

                 ; provided, however, that the Guaranteed Indebtedness shall not exceed the sum of the "Secured Obligations," as defined in the Credit Agreement, plus the "Permitted Subsidiary Indebtedness," as defined in the Credit Agreement.

                              ARTICLE ARTICLE III

                              Conditions Precedent

         1       Conditions.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                 (a) The Agent and the Bank shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Agent and the Bank:

                          (1)     Amendment Fee.  An amendment fee of $36,000;

                          (2) Amendment. This Amendment executed by all parties and consented to in writing by each Guarantor;

                          (3) Note. A new Note reflecting the increase Commitment executed by the Borrowers and payable to the order of the Bank;

                          (4) Resolutions. Resolutions of the Board of Directors of each Borrower (or each corporate partner of such Borrower if such Borrower is a partnership) certified by such Person's Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by such Borrower of this Amendment and the other Loan Documents to which such Borrower is or is to be a party hereunder;

                          (5) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of each Borrower (or each corporate partner of such Borrower if such Borrower is a partnership) certifying the names of the officers of such Borrower (or each corporate partner of such Borrower if Borrower is a partnership) authorized to sign this Amendment and each of the other Loan Documents to which such Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers and certifying that such articles of incorporation, articles of association, partnership agreement, bylaws or memorandum of association, as applicable, of such Borrower, in the respective forms delivered to the Agent in connection with the October 21, 1996 closing of the Agreement, have not been amended or modified and remain in full force and effect;

                          (6) Governmental Certificates. Certificates of the appropriate government officials of the state or country of incorporation or organization of each Borrower (other than Veritas Energy Services Partnership) as to the existence and good standing, as applicable, of each Borrower, each dated within 10 days prior to the date of this Amendment;

                          (7) Opinion of Counsel. A favorable opinion of Porter & Hedges confirming that this Amendment and the Note are the legal, valid and binding obligations of the Borrowers and the Guarantors, as applicable, and otherwise satisfactory to Agent;

                          (8) Additional Information. The Agent and the Bank shall have received such additional documents, instruments and information as they or their legal counsel, Winstead Sechrest & Minick P.C., may request; and

                 (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

                 (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

                 (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Agent and Bank and their legal counsel, Winstead Sechrest & Minick P.C.

                               ARTICLE ARTICLE IV

                 Ratifications, Representations and Warranties

         1       Ratifications.  The terms and provisions set forth in this
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement (and, as applicable, the Loan Documents) and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrowers, the Agent and the Bank agree that the Agreement (and, as applicable, the Loan Documents) as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its (their) terms.

         2       Representations and Warranties.  Each Borrower hereby
represents and warrants to the Agent and the Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed or delivered, or both, in connection herewith have been authorized by all requisite corporate or partnership, as applicable, action on the part of each Borrower and will not violate, as applicable, the articles of incorporation, articles of association, memorandum of association, partnership agreement, or bylaws of such Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) such Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                               ARTICLE ARTICLE V

                                 Miscellaneous

         1       Survival of Representations and Warranties.  All
representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent, the Bank or the Issuing Bank or any closing shall affect the representations and warranties or the right of any such Person to rely upon them.

         2       Reference to Agreement.  Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         3       Expenses.  As provided in the Agreement, each Borrower jointly and severally agrees to pay on demand all reasonable costs and expenses incurred by the Agent or the Bank, or both, in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of the Agent's and the Bank's legal counsel, and all costs and expenses incurred by the Agent or the Bank, or both, in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the reasonable costs and fees of the Agent's or the Bank's legal counsel or legal counsel for both.

         4       Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         5       GOVERNING LAW; VENUE; SERVICE OF PROCESS.  THIS AMENDMENT
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AMENDMENT HAS BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS. SUBJECT TO THE ARBITRATION PROVISIONS FOUND IN THE LOAN DOCUMENTS, WHICH REMAIN IN FULL FORCE AND EFFECT, ANY ACTION OR PROCEEDING AGAINST ANY BORROWER UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS. EACH BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. EACH BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14.12 OF THE AGREEMENT. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE AGENT, THE ISSUING BANK OR THE BANKS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR, SUBJECT TO THE ARBITRATION PROVISIONS FOUND IN THE LOAN DOCUMENTS, WHICH REMAIN IN FULL FORCE AND EFFECT, SHALL LIMIT THE RIGHT OF SUCH PERSONS TO BRING ANY ACTION OR PROCEEDING AGAINST A BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS. SUBJECT TO SECTION 15.20 OF THE AGREEMENT, ANY ACTION OR PROCEEDING BY THE BORROWERS AGAINST ANY OF THE AGENT, THE ISSUING BANK OR THE BANKS SHALL BE BROUGHT ONLY IN A COURT LOCATED IN HARRIS COUNTY, TEXAS.

         6       Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Agent, the Bank, the Issuing Bank and each Borrower and their respective successors and assigns, except no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent, the Bank and the Issuing Bank.

         7       Counterparts.  This Amendment and the Joinder and Consent of
the Guarantors may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         8       Effect of Waiver.  No consent or waiver, express or implied, by the Agent, the Bank or the Issuing Bank to or for any breach of or deviation from any covenant, condition or duty by any Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         9       Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         10      Non-Application of Chapter 15 of Texas Credit Code.  The
provisions of Chapter 15 of the Texas Credit Code (Vernon's Annotated Texas Statutes, Article 5069-15) are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

         11      ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed and delivered as of the date first written above.


BORROWERS:

                                        VERITAS DGC INC., a Delaware corporation



                                        By: /s/ Anthony Tripodo
                                           -------------------------------------
                                            Anthony Tripodo
                                            Executive Vice President and
                                            Chief Financial Officer

                                        Address for Notices:
                                        3701 Kirby Drive, Suite 112
                                        Houston, Texas  77098
                                        Fax No.:  (713) 512-8701
                                        Telephone No.:  (713) 512-8820
                                        Attention:  Chief Financial Officer

                                        DIGICON GEOPHYSICAL CORP., a Delaware
                                        corporation



                                        By: /s/ Anthony Tripodo
                                            ------------------------------------
                                            Anthony Tripodo
                                            Executive Vice President and
                                            Chief Financial Officer

                                        Address for Notices:
                                        3701 Kirby Drive, Suite 112
                                        Houston, Texas  77098
                                        Fax No.:  (713) 512-8701
                                        Telephone No.:  (713) 512-8820
                                        Attention:  Chief Financial Officer


                                        VERITAS DGC LAND INC., a Mississippi
                                        corporation



                                        By: /s/ Anthony Tripodo
                                            ------------------------------------
                                            Anthony Tripodo
                                            Executive Vice President and
                                            Chief Financial Officer

                                        Address for Notices:
                                        3701 Kirby Drive, Suite 112
                                        Houston, Texas  77098
                                        Fax No.:  (713) 512-8701
                                        Telephone No.:  (713) 512-8820
                                        Attention:  Chief Financial Officer

                                        DIGICON GEOPHYSICAL LIMITED, a company
                                        organized under the laws of England
                                        and Wales



                                        By: /s/ Allan C. Pogach
                                            ------------------------------------
                                            Allan C. Pogach, Director


                                        Address for Notices:
                                        3701 Kirby Drive, Suite 112
                                        Houston, Texas  77098
                                        Fax No.:  (713) 512-8701
                                        Telephone No.:  (713) 512-8820
                                        Attention:  Chief Financial Officer


                                        DIGICON EXPLORATION, LTD., a Delaware
                                        corporation


                                        By: /s/ Anthony Tripodo
                                            ------------------------------------
                                            Anthony Tripodo
                                            Executive Vice President and
                                            Chief Financial Officer

                                        Address for Notices:
                                        3701 Kirby Drive, Suite 112
                                        Houston, Texas  77098
                                        Fax No.:  (713) 512-8701
                                        Telephone No.:  (713) 512-8820
                                        Attention:  Chief Financial Officer


                                        VERITAS ENERGY SERVICES PARTNERSHIP
                                        a Partnership by its duly authorized
                                        Partner

                                        By: VERITAS GEOPHYSICAL LTD.



                                            Per: /s/ Lawrence C. Fichtner
                                                 -------------------------------
                                                 Lawrence C. Fichtner,
                                                 Director

                                                        -and-

                                       By:      VERITAS SEISMIC (1987) LTD.



                                                Per:/s/ Lawrence C. Fichtner
                                                    ---------------------------
                                                        Lawrence C. Fichtner,
                                                        Director

                                                        -and

                                       By:      CANEX INFORMATION SERVICES LTD.



                                                Per:/s/ Lawrence C. Fichtner
                                                    ---------------------------
                                                        Lawrence C. Fichtner,
                                                        Director

                                       Address for Notices:
                                       Suite 300
                                       615-3 Avenue S.W.
                                       Calgary, Alberta T2P 0G6, CANADA
                                       Fax No.:  (402) 266-9359
                                       Telephone No.:  (403) 266-9350


                                       AGENT:

                                       WELLS FARGO BANK (TEXAS), NATIONAL
                                       ASSOCIATION


                                       By: /s/ J. Alan Alexander
                                           -------------------------------------
                                                J. Alan Alexander
                                                Vice President

                                       Address for Notices
                                       1000 Louisiana, Third Floor
                                       MAC 5002-031
                                       Houston, Texas  77002
                                       Fax No.:  (713) 520-7912
                                       Telephone No.:  (713) 250-1651
                                       Attention:  J. Alan Alexander

                                       ISSUING BANK:

                                       WELLS FARGO BANK (TEXAS), NATIONAL
                                       ASSOCIATION


                                       By: /s/ J. Alan Alexander
                                           ------------------------------------
                                                J. Alan Alexander
                                                Vice President

                                       Address for Notices
                                       1000 Louisiana, Third Floor
                                       MAC 5002-031
                                       Houston, Texas  77002
                                       Fax No.:  (713) 520-7912
                                       Telephone No.:  (713) 250-1651
                                       Attention:  J. Alan Alexander


                                       BANKS:

                                       WELLS FARGO BANK (TEXAS), NATIONAL
                                       ASSOCIATION


                                       By: /s/ J. Alan Alexander
                                           ------------------------------------
                                                J. Alan Alexander
                                                Vice President

                                       Address for Notices
                                       1000 Louisiana, Third Floor
                                       MAC 5002-031
                                       Houston, Texas  77002
                                       Fax No.:  (713) 520-7912
                                       Telephone No.:  (713) 250-1651
                                       Attention:  J. Alan Alexander

                              JOINDER AND CONSENT


         Each Guarantor hereby consents and agrees to the foregoing Amendment, consents, in particular, to the provisions of Section 2.6(b) of the Amendment and agrees that its Guaranty and all other Loan Documents to which it is a party shall remain in full force and effect as amended by the Amendment and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms as amended by the Amendment.


                                       GUARANTORS:

The common seal of DIGICON      )
(MALAYSIA) SDN. BHD. was        )
hereto affixed in the presence  )
of _______________________      )


                                       DIGICON (MALAYSIA) SDN. BHD.


                                       By:
                                           ------------------------------------
                                           Director

                                       By:
                                           ------------------------------------
                                           Director/Secretary


                                       EUROSEIS, INC.


                                       By:
                                           ------------------------------------
                                           Anthony Tripodo, Executive Vice
                                           President and Chief Financial Officer

                               INDEX TO EXHIBITS


 Exhibit                 Description of Exhibit                     Section
 -------                 ----------------------                     -------

 Exhibit "A"             Form of Revolving Credit Note              2.3 of Amendment;
                                                                    2.2 of Agreement
 Exhibit "D"             Revolving Credit Advance Request Form      2.3 of Amendment;
                                                                    7.2(a) of Agreement

                                  EXHIBIT "A"

                         Form of Revolving Credit Note

                             REVOLVING CREDIT NOTE


$25,000,000.00                 Houston, Texas                   May 28, 1997


         FOR VALUE RECEIVED, the undersigned, VERITAS DGC INC., a Delaware corporation, formerly known as Digicon Inc., DIGICON GEOPHYSICAL CORP., a Delaware corporation, VERITAS DGC LAND INC., a Mississippi corporation, formerly known as Digicon/GFS, Inc., DIGICON GEOPHYSICAL LIMITED, a company organized under the laws of England and Wales, DIGICON EXPLORATION, LTD., a Delaware company and VERITAS ENERGY SERVICES PARTNERSHIP, a partnership organized under the laws of Alberta, Canada (collectively the "Borrowers," and individually each a "Borrower"), hereby jointly and severally promise to pay to the order of WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (the "Bank"), at the Agent's office located at 1000 Louisiana, Houston, Texas 77002 for the account of the Applicable Lending Office of the Bank, in lawful money of the United States of America and in immediately available funds, the principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00) or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Credit Advances made by the Bank to the Borrowers under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the amount of each such Revolving Credit Advance, at such office, in like money and funds, for the period commencing on the date of such Revolving Credit Advance until such Revolving Credit Advance shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The Borrowers hereby authorize the Bank to endorse on the Schedule annexed to this Note the amount of Revolving Credit Advances made to the Borrowers by the Bank and payments of principal in respect of such Revolving Credit Advances, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all such Revolving Credit Advances; provided, however, that the failure to make such notation with respect to any such Revolving Credit Advance or payment shall not limit or otherwise affect the obligations of the Borrowers under the Credit Agreement or this Note.

         This Note is one of the Revolving Credit Notes refereed to in the Amended and Restated Credit Agreement dated as of even date herewith, among the Borrowers, the Bank and certain other banks parties thereto and Wells Fargo Bank (Texas), National Association, as Agent for the Bank and certain other banks (such Amended and Restated Credit Agreement, as amended by that certain First Amendment to Credit Agreement dated of even date herewith, as the same may be amended, modified, or supplemented from time to time, being referred to herein as the "Credit Agreement"), and evidences Revolving Credit Advances made by the Bank thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments of Revolving Credit Advances prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.





REVOLVING CREDIT NOTE - Page 1

Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

         Notwithstanding anything to the contrary contained herein, no provision of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither the Borrowers nor the sureties, guarantors, successors or assigns of the Borrowers shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to the Borrowers. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrowers and the Bank shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS.

         The Borrowers and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

         This Note is executed in renewal, extension and increase of, but not in novation or discharge of, that certain Revolving Credit Note dated October 21, 1996, executed by the Borrowers and payable to the order of the Bank in the original principal amount of $15,000,000, which Revolving Credit Note was executed in renewal and extension of, but not in novation or discharge of, that certain Revolving Credit Note dated July 18, 1996, executed by the Borrowers (other than Veritas





REVOLVING CREDIT NOTE - Page 2

Energy Services Partnership) and payable to the order of the Bank in the original principal amount of $15,000,000.

         This Note is secured as provided in the Credit Agreement and is entitled to all the benefits of the Credit Agreement and all other Loan Documents.

                                       VERITAS DGC INC.


                                       By:
                                          ------------------------------------
                                            Anthony Tripodo
                                            Executive Vice President and
                                            Chief Financial Officer

                                       DIGICON GEOPHYSICAL CORP.


                                       By:
                                          ------------------------------------
                                            Anthony Tripodo
                                            Executive Vice President and
                                            Chief Financial Officer

                                       VERITAS DGC LAND INC.


                                       By:
                                          ------------------------------------
                                            Anthony Tripodo
                                            Executive Vice President and
                                            Chief Financial Officer

                                       DIGICON GEOPHYSICAL LIMITED


                                       By:
                                          ------------------------------------
                                            Allan C. Pogach,
                                            Director

                                       DIGICON EXPLORATION, LTD.


                                       By:
                                          ------------------------------------
                                            Anthony Tripodo
                                            Executive Vice President and
                                            Chief Financial Officer





REVOLVING CREDIT NOTE - Page 3

                                       VERITAS ENERGY SERVICES
                                       PARTNERSHIP, a Partnership by
                                       a duly authorized Partner

                                       By:  VERITAS GEOPHYSICAL LIMITED


                                            Per:
                                                ------------------------------
                                                 Lawrence C. Fichtner,
                                                 Director

                                                                      - and -

                                       By:  VERITAS SEISMIC (1987) LTD.


                                            Per:
                                                ------------------------------
                                                 Lawrence C. Fichtner,
                                                 Director

                                                                      - and -

                                       By:  CANEX INFORMATION SERVICES LTD.


                                            Per:
                                                ------------------------------
                                                 Lawrence C. Fichtner,
                                                 Director

                                                                 - BORROWERS -





REVOLVING CREDIT NOTE - Page 4

                                    Schedule



                                                                                            Unpaid
                                                                 Amount of                 Principal
          Date Made                  Amount of                   Principal                  Balance
           or Paid                   Advance                     Page                       of Note
         ----------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------



REVOLVING CREDIT NOTE - Page 5

                                  EXHIBIT "D"

                     Revolving Credit Advance Request Form

                     REVOLVING CREDIT ADVANCE REQUEST FORM

                                                   Date: ________________, 199__

TO:      WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION

Ladies and Gentlemen:

         The undersigned Borrowers hereby refer to the Amended and Restated Credit Agreement dated as of October 21, 1996 among the borrowers listed on the signature line hereof (the "Borrowers"), Wells Fargo Bank (Texas), National Association, as agent (the "Agent"), and the Banks and the Issuing Bank signatories thereto, as the same may be amended, modified, supplemented or restated from time to time (the "Credit Agreement") and gives you irrevocable notice pursuant to Section 4.1 of the Credit Agreement, of the Revolving Credit Advance specified below:


         A.      REVOLVING CREDIT ADVANCE REQUEST INFORMATION:

                 1.       Revolving Credit Commitment                              $25,000,000.00

                 2. Borrowing Base breakdown by company calculated as of the last month end:

                          (a)     Veritas DGC Inc.

                                  (i)      Eligible Domestic/Domestic Accounts     $______________________________

                                  (ii)     Eligible Domestic/Foreign Accounts      $______________________________

                          (b)     Digicon Geophysical Corp.

                                  (i)      Eligible Domestic/Domestic Accounts     $______________________________

                                  (ii)     Eligible Domestic/Foreign Accounts      $______________________________

                          (c)     Veritas DGC Land Inc.

                                  (i)      Eligible Domestic/Domestic Accounts     $______________________________






REVOLVING CREDIT ADVANCE REQUEST FORM -  Page 1

                                  (ii)     Eligible Domestic/Foreign Accounts       $______________________________

                          (d)     Digicon Exploration, Ltd.

                                  (i)      Eligible Domestic/Domestic Accounts      $______________________________

                                  (ii)     Eligible Domestic/Foreign Accounts       $______________________________

                                  (iii)    Eligible Foreign/Foreign Accounts        $______________________________

                          (e)     Digicon Geophysical Limited

                                  (i)      Eligible Foreign/Foreign Accounts        $______________________________

                          (f)     Digicon (Malaysia) Sdn. Bhd.

                                  (i)      Eligible Foreign/Foreign Accounts        $______________________________

                          (g)     Veritas Energy Services Partnership

                                  (i)      Eligible Foreign/Foreign Accounts        $______________________________

                 3.       Borrowing Base calculation                                $______________________________

                          (a)     Eligible Domestic/Domestic Accounts

                                  (i)      Sum of 2(a)(i), 2(b)(i), 2(c)(i) and
                                           2(d)(i)                                  $______________________________

                                  (ii)     80% of 3(a)(i) above                     $______________________________

                          (b)     Eligible Domestic/Foreign Accounts

                                  (i)      Sum of 2(a)(ii), 2(b)(ii), 2(c)(ii)
                                           and 2(d)(ii)                             $______________________________

                                  (ii)     70% of 3(b)(i) above                     $______________________________




REVOLVING CREDIT ADVANCE REQUEST FORM -  Page 2

                          (c)     Eligible Foreign/Foreign Accounts

                                  (i)      Sum of 2(d)(iii), 2(e)(i), 2(f)(i)
                                           and 2(g)(i)                              $______________________________

                                  (ii)     50% of 3(c)(i) above                     $______________________________

                          (d)     Aggregate Borrowing Base (sum of 3(a)(ii),
                                  3(b)(ii) and 3(c)(ii) above)                      $______________________________

                 4.       Principal amount outstanding under the Revolving
                          Credit Note prior to Requested Revolving Credit
                          Advance                                                   $______________________________

                 5.       Total amount of Requested Revolving Credit Advance        $______________________________

                 6.       Remaining Availability under Revolving Credit
                          Commitment after Requested Revolving Credit Advance       $______________________________

                 7.       Amount of Prime Rate Advance . . . $________ requested on __________, 199___.

                 8.       Amount of Eurodollar Rate Advance with Interest
                          Period of:

                          (i)     one month of $____ requested to be made on _____________, 199___.
                          (ii)    two months of $____ requested to be made on _____________, 199___.
                          (iii)   three months of $____ requested to be made on _____________, 199___.

                 9.       Amount of Secured Obligations

                          (i)     Maximum Bank Credit Amount                        $______________________________

                          (ii)    Amount equal to 10% of Consolidated Net
                                  Tangible Assets                                   $______________________________

                          (iii)   Greater of (i) or (ii)                            $______________________________

                          (iv)    Permitted Subsidiary Indebtedness                 $______________________________



REVOLVING CREDIT ADVANCE REQUEST FORM -  Page 3


                          (v)     Sum of (iii) and (iv)                             $______________________________


         The Borrowers confirm that they have granted a Lien to the Agent pursuant to the Loan Documents to secure the Secured Obligations and that no Borrower has taken any action to cause such Lien to become unperfected.

         The Borrowers hereby represent, warrant and agree, pursuant to the Credit Agreement, that the delivery of this Revolving Credit Advance Request Form and the acceptance by the Borrowers of the proceeds of the Revolving Credit Advance constitutes a representation and warranty by the Borrowers that, on the date of such Revolving Credit Advance, and before and after giving effect thereto and to the application of proceeds therefrom, all conditions precedent set forth in Article VII of the Credit Agreement have been satisfied and that all the representations and warranties of the Borrowers set forth in
Article VIII of the Credit Agreement remain true and correct on and as of the date of such Revolving Credit Advance with the same force and effect as if such representations and warranties had been made on and as of such date.

         Immediately after the Revolving Credit Advance to which this Revolving Credit Advance Request Form relates, no Default or Event of Default shall have occurred and be continuing.

         The proceeds of Revolving Credit Advances which are the subject of this Revolving Credit Advance Request Form will be used for the purposes permitted under the Credit Agreement.

         All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in Appendix A to the Credit Agreement.

                                       VERITAS DGC INC.
                                       DIGICON GEOPHYSICAL CORP.
                                       VERITAS DGC LAND INC.
                                       DIGICON GEOPHYSICAL LIMITED
                                       DIGICON EXPLORATION, LTD.
                                       VERITAS ENERGY SERVICES PARTNERSHIP


                                       By:____________________________________
                                          Authorized Signatory for and on
                                          behalf of each of the Borrowers





REVOLVING CREDIT ADVANCE REQUEST FORM -  Page 4